UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 11, 2005

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          0-28839                                    13-1964841
   (Commission File Number)                    (IRS Employer Identification No.)


   180 Marcus Boulevard, Hauppauge, New York                          11788
   (Address of Principal Executive Offices)                        (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02      Results of Operations and Financial Condition.

     On July 11, 2005, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the quarter ended May 31, 2005. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01      Other Events

     On July 12, 2005 at 10:00 a.m., the Company held a conference call to discuss its financial results for the quarter ended May 31, 2005. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

     The  information  furnished under Items 2.02 and 8.01,  including  Exhibits
99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  AUDIOVOX CORPORATION (Registrant)



Date:    July 12, 2005             By: /s/ Charles M. Stoehr
                                      ---------------------------------------
                                           Charles M.  Stoehr
                                           Senior Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX




   Exhibit No.           Description

       99.1 Press Release, dated July 11, 2005, relating to Audiovox Corporation's earnings release for the quarter ended May 31, 2005 (filed herewith)

       99.2 Transcript of conference call held on July 12, 2005 at 10:00 a.m. (filed herewith)